Exhibit 32.1

EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CONEXUS CATTLE CORP. (the "Company") on Form 10-K for the period ended June 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steve Price, Chief Executive Officer, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  September 29, 2014

By:	/s/ Steve Price
Name: Steve Price
Title: Director and Chief Executive Officer
(Principal Executive Officer)